UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: August 1, 2008

(Date of earliest event reported)

QUEST ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-33787 (Commission File Number)	26-0518546 (I.R.S. Employer Identification Number)

210 Park Avenue, Suite 2750

Oklahoma City, Oklahoma 73102

(Address of principal executive offices, including zip code)

(405) 600-7704

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

Effective August 1, 2008, Quest Energy Partners, L.P.’s (the “Partnership”) independent registered public accounting firm, Murrell, Hall, McIntosh & Co. PLLP (“MHM”), merged with Eide Bailly, LLP (“Eide Bailly”). On August 1, 2008, and concurrently with the resignation of MHM, the Partnership, through and with the approval of the Audit Committee of the Partnership’s general partner’s Board of Directors, engaged Eide Bailly as its independent registered public accounting firm.

Prior to engaging Eide Bailly, the Partnership did not consult with Eide Bailly regarding the application of accounting principles to a specific or contemplated transaction or regarding the type of audit opinions that might be rendered by Eide Bailly on the Partnership’s financial statements, and Eide Bailly did not provide any written or oral advice that was an important factor considered by the Partnership in reaching a decision as to any such accounting, auditing or financial reporting issue.

The reports of MHM regarding the Partnership’s financial statements for the period from November 15, 2007 through December 31, 2007 and the Partnership’s predecessor’s financial statements for the period from January 1, 2007 through November 14, 2007 and for the fiscal year ended December 31, 2006 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

There have been no disagreements with MHM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to the satisfaction of MHM, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

There have been no reportable events with respect to the Partnership as described in Item 304(a)(1)(v) of Regulation S-K.

The Partnership provided MHM a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”) and requested that MHM furnish the Partnership with a letter addressed to the SEC stating whether MHM agrees with the above statements. A copy of the letter, dated August 7, 2008, is filed as Exhibit 16.1 (which is incorporated herein by reference) to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

16.1	Letter dated August 7, 2008 from Murrell, Hall, McIntosh & Co. PLLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUEST ENERGY PARTNERS, L.P.
By: Quest Energy GP, LLC, its General Partner

By:	/s/ Jerry D. Cash
Jerry D. Cash
Chief Executive Officer

Date: August 7, 2008